UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 21, 2003





                               FSF Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Minnesota                          0-24648                41-1783064
----------------------------        ------------------------      -------------
(State or other jurisdiction        (Commission File Number)      (IRS Employer
     of incorporation)                                            Identification
                                                                      Number)


201 Main Street South, Hutchinson, Minnesota                        55350-2573
--------------------------------------------                        ----------
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code: (320) 234-4500
                                                    --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

                  99.1     Press Release dated July 21, 2003


Item 9.  Regulation FD Disclosure
-------  ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On July 21, 2003, the Registrant issued a press release to report operating results for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    FSF Financial Corp.



Date: July 21, 2003                 By:   /s/Donald A. Glas
                                          --------------------------------------
                                          Donald A. Glas
                                          Chief Executive Officer